UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2006

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




        DELAWARE                    1-11871                  11-3312952
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    (State or other               (Commission             (I.R.S. Employer
      jurisdiction                File Number)           Identification No.)
   of incorporation)

150 East 58th Street, Suite 3238                               10155
New York, New York
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  May 24, 2006



ITEM 7.01  REGULATION FD DISCLOSURE

         On May 23, 2006, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2006 1st Quarter earnings.


A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated May 23, 2006.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  May 24, 2006                                By:  /s/ James M. DeAngelis
                                                   ----------------------------
                                                   James M. DeAngelis
                                                   Senior Vice President and
                                                   Chief Financial Officer
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

                                  EXHIBIT INDEX


         Exhibit No.

            99.1 Press Release dated May 23, 2006 issued by Commodore Applied Technologies, Inc.


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